Exhibit 99.1

Raymond James Institutional Investor Conference Scott W. Wine, Chairman & CEO March 8, 2016 POLARIS INDUSTRIES INC.

Strategic Objectives Vision & Strategy VISION Fuel the passion of riders, workers and outdoor enthusiasts around the world by delivering innovative, high quality vehicles, products, services and experiences that enrich their lives. STRATEGY Polaris will be a highly profitable, customer centric, $8B global enterprise by 2020. We will make the best off-road and on-road vehicles and products for recreation, transportation and work supporting consumer, commercial and military applications. Our winning advantage is our innovative culture, operational speed and flexibility, and passion to make quality products that deliver value to our customers. Best in Power sports PLUS Growth through Adjacencies 5-8% annual organic growth >$2B from acquisitions & new markets Global Market Leadership LEAN Enterprise is Competitive Advantage >33% of Polaris revenue Significant Quality, Delivery & Cost Improvement Strong Financial Performance Sustainable, profitable growth Net Income Margin >10% Guiding Principles Best People, Best Team Safety & Ethics Always Customer Loyalty Performance Priorities Growth Margin Expansion Product & Quality Leadership LEAN Enterprise >$8 Billion by 2020 12% CAGR >10% of Sales by 2020 13% CAGR March 8, 2016 2 Strategy and Objectives Remain Valid & Achievable

CORPORATE OVERVIEW –2015 2015 Sales by Reporting Segments* 1954Year Polaris was Founded ~8,100Employees Worldwide 16 Manufacturing Locations 5 Research & Development Centers ~1,800 Dealers In North America ~1,700 Dealers Outside North America >390,000 Units Shipped Worldwide >100 Countries –Polaris Products Sold Building a Highly Profitable Global Enterprise March 8, 2016 3 78% 15% 7% 78% 14% 8% Int’l Canada United States Global Adjacent Markets Motorcycles Off-Road Vehicles/Snow *PG&A included in respective segments BILLION UP 2015 Sales by Geography $4.72 5%

KEY FINANCIAL METRICS 33% $2,657 21% $3,210 18% $3,777 19% $4,480 5% $4,719 2% to 3% $228 $312 $381 $454 $455 2011 2012 2013 2014 2015 2016 Guidance Sales Guidance Net Income 39% 40% 39% 38% 32% 12% 20% 26% 16% 13% 9% 9% 9% 9% 8% 2011 2012 2013 2014 2015 Polaris Peer  Average* S&P 500 Average Return on Invested Capital Sales, Net Income* and EPS March 8, 2016 4 History of Industry-Leading Returns * From Continuing Operations5-Year CAGR Sales 19% Net Income 25% *ACAT, BC, DE, DOO, HOG, WGO, TTC Constant Currency Flat to 5% EPS* $6.75 2% $6.20 TO $6.80 8% TO 1% $3.20 50% $4.40 38% $5.40 23% $6.65 23% Constant Currency Flat to 9%

2015 Key Challenges / 2016 Game Plan

2015 – What Happened?

Internal

- Expensive paint issues delayed Motorcycles
- Poor inventory management
- Inconsistent quality; recalls
- Optimistic forecasting

External

- Strengthening dollar
- Oil & gas weakness
- More / better competitive products
- Weak snow / mild winter

2016 Game Plan

All-Out Assault on Costs – Lean Enterprise

- ORV Execution *(Matt Homan, Craig Scanlon)*
- VIP opportunities / factory inventory *(Ken Pucel)*
- Enterprise cost down – indirect *(Dave Longren)*
- Motorcycle Profitability *(Steve Menneto)*

Make Growth Happen – How We Win

- Bold Innovation
- RFM / SMART (PG&A)
- Customer excellence / dealer profitability
- M&A acceleration

Unwavering Resolve to Improve Performance

March 8, 2016 5

#1 in Powersports Extended Lead in 2015; Fastest Growing N.A. POWERSPORTS MARKET SHARE March 8, 2016 6 2008 2009 2010 2011 2012 2013 2014 2015 2016 Consolidated Market Share in Units (Using Total Motorcycle Industry) Honda Harley Yamaha Can Am Kawasaki Other Polaris 2015 MARKET SHARE POSITION #1 ATVs #1 Side-by-Sides #2 Motorcycles #2 Snowmobiles Expectations

Global Adjacent Markets Motorcycles March 8, 2016 7 ORV / Snowmobiles 2015(Reclassified) 2016 Guidance 2015 (Reclassified) 2016 Guidance 2015 (Reclassified) 2016 Guidance Remain Optimistic for Modest Sales Growth & Market Share Gains 2016 Sales Guidance by Reporting Segments +67% $698.3 Up High-teens % Indian Victory Slingshot Indian Victory Slingshot PG&A PG&A PG&A PG&A Work & Transportation Defense Work & Transportation Defense Up mid-single digits % Flat to down mid-single digits % ORV ORV PG&A PG&A Snowmobiles Snowmobiles -1% $3,708.9 -3% $312.1 ($ millions)

2008 2009 2010 2011 2012 2013 2014 2015 OFF-ROAD VEHICLES (ORV) March 8, 2016 8 Polaris N.A. ORV Market Share Worldwide ORV Industry 2016 Objectives Polaris ORV Brand Reaching New Targets Maintain #1 Market Share Position in More Competitive Environment Leverage #1 Industry Position –scale Eliminate waste, reduce costs –RFM On-going innovation for global expansion Expand market to new customers New leadership: Matt Homan & Craig Scanlon Twice the Nearest Competitor! 2015 TOTAL ORV INDUSTRY 2% (~851,000 Units) 4% 2015 SXS INDUSTRY 2% 2015 ATV INDUSTRY 2011 2012 2013 2014 2015 2016 Brand Message Retail Message New media plan in 2016 Expectations

March 8, 2016 9 NEW TV SPOT POLARIS RZR POLARIS RANGER POLARIS GENERAL

POLARIS

SNOWMOBILES


RMK
INDY
RUSH
SWITCHBACK
TIMBERSLED

Worldwide Snowmobile Market


Mountain
Performance
Other
Crossover
Utility

N.A. ↑
mid-single digits %

EMEA ↓
Significantly
(Russia)

'14/'15 SEASON SNOWMOBILE INDUSTRY ↓4% (~151,000 Units)

5-Year Market Share Pts. Growth – N.A.

('14/'15 season vs. '09/'10)


↑5 pts.
POLARIS
ski-doo
ARCTIC CAT
YAMAHA

2016 Objectives

Industry-leading quality

Grow Timbersled™ category

Leverage platform commonality

Continue to grow Market Share

Introduced 7 new MY'17 snowmobiles last week (+4 Limited Editions)

Strong #2 and Gaining Share in N.A.

March 8, 2016
10

Cruisers Touring 3-Wheel MOTORCYCLES March 8, 2016 11 Polaris Motorcycle Market share Worldwide Motorcycle Market 2016 Objectives Motorcycle Market Share 2013 -2015Building a Global Motorcycle Business Indian “Legendary” / Victory “Modern American Muscle” Expand dealer network Accelerate accessories growth Slingshot Broaden consumer base Build upon first mover advantage Grow globally Enhance dealer engagement Acquired 2011 Est. 2014 4PTS IN 2015 2015 MOTORCYCLE INDUSTRY ~ FLAT (~344,000 Units) (Cruiser / Touring / 3-Wheel: N.A. 900cc+ / EMEA 750cc+) 1998 2002 2006 2010 2011 2012 2013 2014 2015 2013 2014 2015 2013 2014 2015 2013 2014 2015 1.8PTS 2013 to 2015 Victory/Indian Harley-Davidson Japanese Top 4 3.6PTS 2013 to 2015 0.5PTS 2013 to 2015

Motorcycle Product News Leverage Derivatives to Grow Share & Enter New Markets –More to Come 12 MY’16 Springfield MSRP $21,499 March 2016 MY’17 Octane MSRP $10,499 March 2016 MY’16 Magnum X1 MSRP $23,499 February 2016 MY’16 Empulse TT MSRP $19,999 December 2015 MY’16 Scout 60 MSRP $8,999 November 2016 March 8, 2016

March 8, 2016 13 OCTANE VICTORY USA MOTORCYCLES

People Movers Light Duty Haulers Industrial EQC Golf Work & Transportation Military GLOBAL ADJACENT MARKETS 14 Global Adjacent Market Vehicle Sales Work & Transportation Market 2016 Objectives Military ORV Market Building Businesses for Future Growth / Profitability Aixam grows #1 market share Again Expand commercial sales / improved execution Leverage installed base Add scale / capability through M&A Obtain program of record (Military) MRZR& DAGOR customer expansion proceeding $600+ Million Market DAGOR™ Sportsman MV 850® MRZR™ 4 $4+ Billion Market $81 $110 $221 $270 $260 2011 2012 2013 2014 2015 ($ millions) Excludes PG&A MARKET LEADER Aixam Quadricycles Very-light Ultra-light COTS (Commercial off the shelf) March 8, 2016

POLARIS

ACQUISITION: TAYLOR DUNN (3/7/16)

TAYLOR-DUNN® Commercial and Industrial Vehicles Since 1949

Taylor Dunn Overview

Leader in light-industrial and commercial vehicles

2015 sales: ~1% of total Polaris (80% N.A.)
- ~80 models, ~95% electric
- ~240 dealers worldwide
- 150+ Employees; HQ and manufacturing in Anaheim, CA

Customers: Industrial, warehouse, schools/universities

Business expected to be neutral to 2016 earnings

Strategic Fit with Work & Transportation (W&T)

Established dealer network

Large installed base

Industrial market presence

Strong brand recognition

Taylor Dunn Product Line


Utility Vehicles
Burden Carriers
Personal Carriers
Stock Chasers
Tow Tractors

MSRP – $5,500 to $48,500

Expands Products and Channel Access to Polaris W&T Business

March 8, 2016 15

PARTS, GARMENTS & ACCESSORIES (PG&A) PG&A Sales –All Businesses Core Polaris PG&A Accelerate Core Growth / Broaden Aftermarket Offerings 2016 Objectives Aftermarket PG&A Grow Core PG&A globally Build aftermarket brands Expand digital shopping experience Refine retail transformation model (SMART) $408 $461 $611 $742 $781 2011 2012 2013 2014 2015 Motorcycles Adjacent Markets ORV/Snowmobiles ($ millions) FY 2015 ORV / Snowmobiles March 8, 2016 16

INTERNATIONAL March 8, 2016 17 Overcome Currency Challenges, Grow Share, Leverage Opole $424 $461 $593 $685 $652 2011 2012 2013 2014 2015 5% (cc +10%) ($ millions) 2016 Objectives Drive motorcycle growth –midsize offerings catalysts Effectively leverage Poland operations Continue to build emerging market foundation Improve execution ~1700 dealers  International Sales Excludes PG&A Opole, Poland Manufacturing Plant Go-Kart/ORV Business in China Polaris/EicherJV -Multix

POLARIS

LEAN ENTERPRISE – BIG HITTERS FOR 2016

Lean drives continuous improvement across the business.

Customer Value, Flow, Pull, Standardized Work, Waste Elimination, Built-in Quality and Speed


Consumer & Dealer Pull
1
RFM Commercial Model
2
OUT
3
Plant Lean
IN
Lean Material Flow
4
Lean Product Development
5
Lean Business Process
RFM - Order to Delivery
Dealers
Distribution
Plant Network
Supply Chain
SxS to RFM in 2H 2016
Huntsville Lean
Production Control
Backshops
Assembly
SOP Q2 2016
POLARIS PRODUCTION SYSTEM
>$100 Million VIP Cost Down Opportunity
Lean PDP
Concept
Launch
Improve Quality
Reduce Waste
Improve Speed
Lower Costs
Lean Business Process Improv't

Lean Delivers Sustainable Profitable Growth and Competitive Advantage

March 8, 2016
18

Dividends & Share Repurchase CapEx vs. Depreciation & Amortization FINANCIAL STRENGTH & FLEXIBILITY Operating Cash Flow & Net Income Margins Strong Balance Sheet & Cash Flow Generation –Long History of Shareholder Value Creation March 8, 2016 19 Capital Deployment 1.Capital Expenditures –invest back into business 2.Consistent dividend policy (21 consecutive increases) 3.Viable M&A (>$350M invested 2011-2015) 4.Disciplined share repurchase (currently more aggressive) $499 $529 $440 10.1% 10.1% 9.6% 2013 2014 2015 2016 Op Cash Flow NI Margin $251 $205 $250 $92 $128 $152 2013  2014 2015 2016 CapEx Deprec/Amort $194 $230 $649 2013 2014 2015 2016 Dividends Repurchases  Expectations Cash Flow Up Significantly Expectations Slightly Higher than 2015 Dividend 4% More Aggressive Share Buyback Expectations ($ millions) ($ millions) ($ millions)

POLARIS Thank you Questions?

SAFE HARBOR March 8, 2016 Except for historical information contained herein, the matters set forth in this document, including but not limited to management’s expectations regarding 2016 sales, shipments, margins, currencies, net income and cash flow, the opportunities for expansion and diversification of the Company’s business and the Company’s guidance on earnings per share are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Potential risks and uncertainties include such factors as product offerings, promotional activities and pricing strategies by competitors; manufacturing operation expansion initiatives; acquisition integration costs; warranty expenses; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effects of weather; commodity costs; uninsured product liability claims; uncertainty in the retail and wholesale credit markets; performance of affiliate partners; changes in tax policy and overall economic conditions, including inflation, consumer confidence and spending and relationships with dealers and suppliers. Investors are also directed to consider other risks and uncertainties discussed in our 2015 annual report and Form 10-K filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forward-looking statements. The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and compiled by the Company or Company estimates. The Company must rely on information that its dealers supply concerning retail sales, and other retail sales data sources and this information is subject to revision. Non-GAAP Measure -Constant Currency Reporting. This presentation includes information regarding the Company’s 2016 expectations on a constant currency basis, which is a non-GAAP measure, as well as on a GAAP basis. For purpose of comparison, the results on a constant currency basis uses the respective prior year exchange rates for the comparative period to enhance the visibility of the underlying business trends, excluding the impact of translation arising from foreign currency exchange rate fluctuations.

22 APPENDICES March 8, 2016 2016 Full Year Guidance Detail Polaris Customer Usage Profiles N.A. Retail Sales & Dealer Inventory Consistent Financial Performance 2016 Full Year Gross Profit Margin Guidance Foreign Currencies Exposures for Polaris Polaris Financial Position Income from Financial Services –FY 2015 Manufacturing Locations Spirit Lake Motorcycle Production Huntsville Update International Overview Polaris-Eicher JV Product -MULTIX

POLARIS

2016 FULL YEAR GUIDANCE

Total Company Sales


$4,719
↓2% to ↑3%
Constant Currency
Flat to ↑5%
2015 Actual
FY 2016 Guidance

Assumptions

Maintain/grow market share

Dealer inventory about flat

Segment Expectations

ORV/Snowmobiles

Flat to ↓ mid-single digits %

Motorcycles

↑ high-teens %

Global Adjacent Markets

↑ mid-single digits %

Gross Profit Margin


28.4%
↓90 to ↓140 bps
Constant Currency
Flat to ↓50 bps
2015 Actual
FY 2016 Guidance

Assumptions

F/X = minus ~90 bps

Huntsville start-up Q2'16

Commodities positive

Earnings Per Share (diluted)


$6.75
↓8% to ↑1%
$6.20 to $6.80
Constant Currency
Flat to ↑9%
$6.75 to $7.35
2015 Actual
FY 2016 Guidance

Assumptions

F/X = minus ~55¢ per share

Share count down 1% to 2% (2.9M share repurchase authorization remaining; +7.5M authorization in Jan. 2016)

Net income $ down 1% to 10%

Other 2016 Expectations

Operating expenses: Slight improvement as a % of sales

Income from financial services: In-line with total company sales

Income taxes: Approx. 35% of pre-tax income

International sales: ↑ low to mid-single digits %

PG&A sales: ↑ Grow faster than overall company

2016 Guidance Range Wider Signaling Currency/End-Markets Risk

March 8, 2016 23

Snowmobiles Motorcycles POLARIS CUSTOMER USAGE PROFILES March 8, 2016 Off-Road Vehicles 24 Die-Hard "Biker" Motorcycle Enthusiast Show-off Rider Commuter Rider Weekend Rider Trail/ Touring Off-Trail/ Deep Snow On/Off Trail Recreation/ Utility AVERAGE AGE 50 43 44 43 47 52 56 42 INCOME ~$100k ~$100k -- ~$90k ~$90k ~$100k -$125k $160k ~$90k MALE FEMALE 91% 9% 91% 9% 98% 2% 87% 13% 75% 25% 90% 10% 95% 5% 90% 10% PRIMARY USE Work & Play Farm/Ranch Property Maint. Rec/Trail Hunt Mostly Play Rec/Trail Dunes Property Play & Work Rec/Trail Property Farm/Ranch Work & Play Rec/Trail Property Maint. Hunt Rec/Trail Hunt Utility Cruising, Day trips around town Commute Cruising, Day trips, Commute Recreation on& off trail Trail Riding Private Property Maintenance Farm/Ranch Hunt/Fish Desert/Dunes MY15, except GENERAL (MY16) Polaris

Industry N.A. RETAIL SALES & DEALER INVENTORY –FY 2015 Polaris N.A. retail5% for 2015; 2H trends weaker, but YoY Industry retail flat for 2015; 2H trends weaker; low-single digits % Polaris year end 2015 N.A. dealer inventory 5% vs 2014 ORV mid-single digits, Snowmobiles over 25%, Motorcycles over 50%; Global Adjacent Markets ORV Q4 shipments reduced significantly 2010 2011 2012 2013 2014 2015 2014 2015 Market Share Growth Continued; Achieved Dealer Inventory Targets N.A. Dealer Inventory N.A. Powersports Market Share & Retail Sales March 8, 2016 25 -0% 5% Consolidated Market Share in Units Using Total Motorcycle Industry FY Retail Sales Market Share -5%Existing ORV Models 2% New ORV models 5% Snowmobiles 2% Slingshot/Indian 1% New Dealers 5% Total Increase +5% Grew Share in  2015

39% 40% 39% 38% 32% 12% 20% 26% 16% 13% 9% 9% 9% 9% 8% 2011 2012 2013 2014 2015 163% 68% 69% 55% 59% Polaris Peer Avg. S&P 500 S&P Midcap 400 DJIA Return on Invested Capital Return on Assets CONSISTENT FINANCIAL PERFORMANCE March 8, 2016 26 Sales & Net Income +33% $2,657 +21% $3,210 +18% $3,777 +19% $4,480 +5% $4,719 $3.20 +50% $4.40 +38% $5.40 +23% $6.65 +23% $6.75 +2% 2011 2012 2013 2014 2015 Sales EPS 20% 23% 23% 23% 21% 6% 10% 13% 9% 7% 3% 3% 3% 4% 3% 2011 2012 2013 2014 2015 Industry-Leading Returns $0.90 $1.48 $1.68 $1.92 $2.12 $2.20 2011 2012 2013 2014 2015 2016 46% 45% 71% 53% 46% 2011 2012 2013 2014 2015 Return on Shareholder Equity Dividends (per share) 5-Year Total Return5-Year CAGR Sales 19% Net Income* 25% Polaris Peer Average (ACAT, BC, DE, DOO, HOG, WGO, TTC) S&P 500 Average 5-year (2011-2015) CAGR 22% March 2, 2011 –March 2, 2016 (Including Dividend Yield) * From Continuing Operations Expectations

2016 GROSS PROFIT MARGIN GUIDANCE March 8, 2016 27 By Component FY 2015 Actual FY 2016 Guidance Prior period 29.4% 28.4% Production volume/capacity to Product cost reduction efforts Commodity costs Currency rates Higher selling prices Product mix Motorcycle Production Constraints New plant start-up costs Warranty costs Depreciation/Tooling amortization Sales promotional costs Current period 28.4% 27.0% to 27.5% Change -108 bps Down 90 to 140 bps By Reporting Segments FY 2015 Actual FY 2016 Guidance ORV/Snowmobiles 32.1% Motorcycles 13.9% Global Adjacent Markets 27.0% Gross Profit Margin 28.4% Improvement to gross profit margin % Headwind to gross profit margin  % Neutral to gross profit margin %

Significant Impact in Q4 & Full Year 2015, Expected to Persist into 2016 28 FOREIGN CURRENCY EXPOSURE FOR POLARIS March 8, 2016 Foreign Currency Hedging Contracts Currency Impact on Net Income Notional Avg. Exchange Compared to Prior Year Period Foreign Currency Currency Position Cash Flow Exposure Hedged Amounts (US$ in Millions) Rate of Open Contracts FY 2016 (Expectation) Canadian Dollar (CAD) Long 30% $82 $0.77 to 1 CAD Negative Australian Dollar (AUD) Long 60% $20 $0.71 to 1 AUD Negative Euro (EUR) Long 0% - - Negative Japanese Yen (JPY) Short 40% $10 120 Yen to $1 Positive Mexican Peso (MXN) Short 80% $33 16 Peso to $1 Positive F/X Impacts vs. Prior Year ($ in millions) Actual FY 2015 FY 2016 Expectations* Sales ($160) ($80) Gross Profit ($70) ($80) Pretax Income ($70) ($55) *Assumes exchange rates remain at approximately the rate at the end of 2015 and exchange rates remain unchanged at both upper and lower ends of guidance range. Open 2016 F/X Hedging Contracts as of December 31, 2015

POLARIS FINANCIAL POSITION March 8, 2016 29 Capital Summary Dec. 2015 Cash Drivers Fav/(Unfav) Dec. 2015 Cash $ 155.3 +13% Debt /Capital Lease Obligations $463.3 (105%) Shareholders’ Equity $ 981.5 14% Total Capital $1,444.8 33% Debt to Total Capital 32% (11%) 2015 Operating cash flow 17%;  factory inventory +144M vs. 2014 Increased share repurchases given current stock price Cap Ex expected to be slightly higher than 2015 Reflects Huntsville, Spirit Lake Investments Cash Flow significantly due to factory inventory Operating Cash Flow Strong Balance Sheet and Cash Flow Generation ROIC* Cash YE 2014 Operating Activities Dividends Capex Net Borrow-ings Share Repur-chase Other Cash YE 2015 $138 $440 $139 $249 $246 $294 $13 $155 $529 $440 FY 2014 FY 2015 2016 38% 32% FY 2014 FY 2015 *Defined as trailing 12 months net income divided by average total assets, minus average current liabilities Up Significantly ($ millions) ($ millions) ($ millions) Expectations 17% 2015 Summary 2016 Expectations

Retail Credit Wholesale Credit PA Receivables March 8, 2016 30 Income from Financial Services Other Other Wholesale Credit Wholesale Credit Retail Financing Retail Financing FY 2014 FY 2015 2016 Expectations FY 2014 FY 2015 Ample Financing Availability at Favorable Rates INCOME FROM FINANCIAL SERVICES Full Year income from financial services increased 12% Higher retail credit income Extended Polaris Acceptance JV agreement through 2022 – similar terms GE sale to Wells Fargo expected to close in March Extended Sheffield and Synchrony agreements to December 2020 Grow in-line with company sales $61.7 12% $69.3 14% $1,305.1 $1,141.1 ($ millions) ($ millions) 32% 31% FY 2014 FY 2015 Approval Rate Penetration Rate  58% 58% FY 2014 FY 2015

POLARIS

MANUFACTURING LOCATIONS


Spearfish
SOUTH DAKOTA
Motorcycle Paint
Roseau
MINNESOTA
Snow, ATV, SxS
Spirit Lake & Milford
IOWA
Motorcycles,
SxS, ACE, GEM
Osceola
WISCONSIN
Engines
Sandpoint
IDAHO
Timbersled
Cuyahoga Falls
OHIO
Kolpin
Riverside,
CALIFORNIA
Pro Armor
Monterrey
MEXICO
SxS, Engines
Huntsville
ALABAMA
(2016)
SxS, Slingshot
Bourran
FRANCE
Goupil
Chanas &
Aix-les-Bains
FRANCE
Aixam Mega
Opole
POLAND
ATV, SxS
Shanghai,
CHINA
Hammerhead
Jaipur
INDIA
Eicher JV

16 In-House Manufacturing Facilities Worldwide

March 8, 2016 31

SPIRIT LAKE PLANT – MOTORCYCLES March 8, 2016 32 Capacity to Meet Demand Spirit Lake Paint Facility Upgrades Spirit Lake Upgrades 15% Cost Improvement VIP Spearfish and Outsourcing Organization Capabilities 2016 Capacity Actions Spearfish Paint Facility On-Line Paint Capacity Recovered and Ramping for 2016 1H 2015 2H 2015 1H 2016 2H 2016 Outsource Spearfish Spirit Lake Demand

Huntsville Plant on Schedule for SOP Q2 2016 and on Budget HUNTSVILLE THE NEXT LEVEL OF LEAN MANUFACTURING March 8, 2016 33 8% 50% 33% 70% Labor Productivity Lead-Time Reduction Safety/Forklifts Backshop Velocity Lean Productivity

INTERNATIONAL March 8, 2016 34 Overcome Currency Challenges, Grow Share, Leverage Opole ($ millions) Latin America Asia Pacific (includes Australia/New Zealand) EMEA $685 $652 FY 2014 FY 2015 5% (cc +10%) Motor-cycles ORV / Snow Global Adjacent Markets ($ millions) 43% (cc +66%) 6% (cc +21%) $526 $466 2014 2015 12% (cc +2%) $48 $69 2014 2015 $111 $117 2014 2015 2016 Objectives Drive motorcycle growth Effectively leverage global operations Continue to build emerging market foundation Improve execution International Sales Includes PG&A International Sales by Region

POLARIS

POLARIS - EICHER JV PRODUCT - MULTIX

MULTIX

Multi-Role Personal Vehicle

3 models to start; MSRP ~ $3,600 - $4,500

- 511cc diesel engine
- Street legal in India

~30 dealers at launch → >200 by 2020

Started production July 2015; initial consumers satisfied; initial retail ramp slower than expected

Target market potential >60 million people

- Small/micro business owners in India

JV Overview

Signed July 2012; 50/50 Joint Venture in India

Factory in Jaipur, India – 200,000 sq. ft.

JV expected to be profitable by 2018

MULTIX




3in1
Business
>400 ltrs Carrying Space
Power
3kw Electricity
Family
Seats 5 - Rides Smoothly


Replaces
Small Car
For Family
Small Truck
For Business
Small Tractor
For Power

Unique Vehicle Platform Designed Specifically for the Multi-Role Consumer

March 8, 2016
35

POLARIS 36